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                                                                   EXHIBIT 10.26

                      ASSOCIATED FOOD DEALERS OF MICHIGAN
AFD                       WORKING HARD FOR OUR MEMBERS

                    2001 AND 2002 NORTH POINTE / AFD PROGRAM

      1. AFD to endorse North Pointe's liquor liability insurance exclusively.

      2.    AFD to provide six (6) half page ads.

      3. AFD to feature North Pointe's Insurance product in the Food & Beverage Report at least once a year.

      4. AFD to be responsible for recording and paying agent membership commissions.

      5. AFD to include North Pointe's liquor liability program in their membership brochure and service request form.

      6. North Pointe to be a Gold trade dinner sponsor, a trade show exhibitor, an Eagle sponsor at AFD gold outing, and will support AFD's Toast Michigan Wine Fest.

      7.    North Pointe to pay membership dues of $400.

      8. AFD will attend agent and association meetings at North Pointe's request.

      9.    AFD to provide TIPS Seminars at no cost to North Pointe.

      10. North Pointe to pay AFD a flat rate of at least $12,500.00 for all quarters of 2001 and 2002 in January, April, July, and October.

      11. In December of 2001 and 2002, North Pointe will pay a bonus to AFD equal to 3% of its annual gross liquor liability premium collected for off premise licenses less $50,000.00.

      12. North Pointe will sponsor, attend and make a presentation at AFD's Board Retreat in 2001 at a cost of $15,000.00.

/s/ B. Matthew Petcoff                           /s/ Joseph D. Sarafa
---------------------------------                -------------------------------
North Pointe                                     Associated Food Dealers
By: Matthew Petcoff                              By: Joseph D. Sarafa

9/19/00                                          9/19/00
Date                                             Date